UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 21, 2021

ODENZA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54301	None
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22/F, WANCHAI CENTRAL BUILDING

89 LOCKHART ROAD,

WAN CHAI, HONG KONG

(Address of principal executive offices)

(852) 9027-2707

(Registrant’s telephone number, including area code)

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $.001

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant.

On April 21, 2021, Odenza Corporation (the “Company”) terminated its engagement of Total Asia Associates PLT (“Total Asia”) as its independent registered public accounting firm. The Company thereafter provided Total Asia with its disclosures in the Current Report on Form 8-K disclosing the termination of the engagement of Total Asia and requested in writing that Total Asia furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. Total Asia’s response is filed as an exhibit to this Current Report on Form 8-K.

The auditor reports by Total Asia contained in the financial statements of the Company for the years ended January 31, 2019 and 2018, filed as part of the annual reports on Form 10-K for the years ended January 31, 2019 and 2018, did not contain an adverse opinion or disclaimer of opinion or were qualified or modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the Company’s ability to continue as a going concern. During the fiscal years ended January 31, 2019 and 2018, and the subsequent interim period through April 21, 2021, there were (i) no disagreements with Total Asia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal years ended January 31, 2019 and 2018, and (ii) no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K, other than the material weakness in internal control over financial reporting identified and disclosed by us in our Form 10-K for the year ended January 31, 2019.

On April 21, 2021, the Board of Directors of the Company engaged Weinberg & Company, P.A. (“Weinberg”) as its independent registered public accounting firm.

During the two year period ended January 31, 2021, and the interim period through April 21, 2021, the Company did not consult with Weinberg with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Weinberg that Weinberg concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter dated May 28, 2021 from Total Asia Associates PLT.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 1, 2021

Odenza Corporation

/s/ Leung Chi Ping
By:	Leung Chi Ping
Title:	Chief Executive Officer

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